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                               [Letterhead]

                                                     Exhibit 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 6, 1997 included in HBO & Company's Form 10-K for the year ended December 31, 1996.



/s/ Arthur Andersen LLP

 ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 27, 1997




                             Page 23 of 23 Pages